SUPPLEMENT TO THE FIDELITY ASSET
MANAGER: INCOME
NOVEMBER 24, 1998 PROSPECTUS
The following information replaces similar information found under the heading "Debt Securities" in the "Investment Principles and Risk" section on page 13:
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to 10% of its assets.
SUPPLEMENT TO THE FIDELITY
ASSET MANAGER: INCOME
FIDELITY ASSET MANAGER(registered trademark)
FIDELITY ASSET MANAGER: GROWTH
NOVEMBER 24, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH UNDER THE HEADING "ASSET ALLOCATION" FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 5.
The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. FMR will seek to maximize total return within the bond class by adjusting a fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency. The funds may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds"). Asset Manager and Asset
Manager: Growth currently intend to limit their investments in these securities to less than 35% of their assets. Asset Manager: Income currently intends to limit its investment in these securities to 10% of its assets.
SUPPLEMENT TO
THE FIDELITY ASSET MANAGER FUNDS(registered trademark) NOVEMBER 24, 1998 PROSPECTUS
The following information replaces similar information found under the heading "Debt Securities" in the "Investment Principles and Risks" section on page 14:
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service, (Moody's), Standard & Poor's (S&P), Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged to be of equivalent quality by FMR. Asset Manager: Income currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to 10% of its assets. Each of Asset Manager and Asset Manager: Growth currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.